Northwestern Mutual Series Fund, Inc.
Supplement Dated September 4, 2025, to the
Statement of Additional Information Dated May 1, 2025, as Supplemented
This Supplement revises certain information contained in the Statement of Additional Information (the “SAI”) for the Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2025, as supplemented. You should read this Supplement together with the SAI.
Sub-Advisory Fee Update – High Yield Bond Portfolio
Effective November 1, 2025, the SAI is revised by replacing the fifth sentence of the paragraph relating to the sub-advisory fees for Federated Investment Management Company (“Federated”) relating to the High Yield Bond Portfolio that appears on page B-68 under the sub-section of the SAI section titled “The Sub-Advisers,” under “INVESTMENT ADVISORY AND OTHER SERVICES” with the following:
“For services provided for the High Yield Bond Portfolio, Mason Street Advisors pays Federated a fee at the annual rate of 0.35% of the Portfolio’s net assets on the first $100 million of assets, 0.25% on the next $150 million, 0.15% on the next $750 million, 0.125% on the next $500 million, and 0.10% on assets in excess of $1.5 billion.”
Please retain this Supplement for future reference.